UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 8, 2005
   Date of Report (Date of earliest event reported)
BRILLIAN CORPORATION
                         (Exact Name of Registrant as Specified in Charter)

DELAWARE	000-50289	05-0567906
(State or Other)	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
1600 N. DESERT DRIVE
TEMPE, ARIZONA
85281
(Address of Principal Executive Offices) (Zip Code)
(602) 389-8888
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On November 8, 2005, Brillian Corporation, a Delaware corporation (the “Company”), and The Bank of New York, as rights agent (the “Rights Agent”) under the Rights Agreement dated as of September 2, 2003 (the “Rights Agreement”), entered into Amendment No. 1 to the Rights Agreement (the “Amendment”). The Amendment provides that, if the proposed merger (the “Merger”) between Syntax Groups Corporation, a California corporation (“Syntax”), and a wholly owned subsidiary of the Company is not terminated, none of Syntax, any shareholder of Syntax, or any of their respective affiliates or associates, will be deemed an “Acquiring Person” under the Rights Agreement and no adjustment to the Rights (as defined in the Rights Agreement) will occur by reason of (i) the consummation of the Merger, (ii) the acquisition of shares of the Company’s common stock in the Merger, or (iii) the consummation of any other transactions contemplated by the merger agreement among the Company, Syntax, and a wholly owned subsidiary of the Company. In all other respects, the Rights Agreement remains in full force and effect. The above description of the Amendment is qualified in its entirety by reference to the text of the Amendment filed herewith as Exhibit 4.12 and is incorporated herein by reference.
     Additional Information Regarding the Merger
     On October 24, 2005, Brillian filed a definitive joint proxy statement/prospectus pursuant to Rule 424(b)(3) regarding the Merger with the Securities and Exchange Commission (“SEC”). Because the joint proxy statement/prospectus and any other relevant materials filed by Brillian or Syntax with the SEC contain important information about Brillian, Syntax, and the Merger, investors and security holders of Brillian and Syntax are urged to read them. These documents are available for free (along with any other documents and reports filed by Brillian and Syntax with the SEC) at the SEC’s website, www.sec.gov. In addition, free copies of the documents filed with the SEC may be obtained from Brillian by contacting Brillian Investor Relations, 1600 North Desert Drive, Tempe, Arizona 85281, (602) 389-8888.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit
Number	Description

4.12	Amendment No. 1 to Rights Agreement, dated as of November 8, 2005, between the Registrant and The Bank of New York, as rights agent

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIAN CORPORATION

Date: November 10, 2005	By: /s/ Wayne A. Pratt
Wayne A. Pratt
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

4.12	Amendment No. 1 to Rights Agreement, dated as of November 8, 2005, between the Registrant and The Bank of New York, as rights agent